Contractual Maturities of Debt Securities Classified as Available-for-Sale (Detail) In Thousands, unless otherwise specified	Mar. 31, 2012 USD ($)	Mar. 31, 2012 JPY (¥)
Schedule of Available-for-sale Securities [Line Items]
Due after one year through five years, cost	$ 6,549	¥ 537,000
Due after one year through five years, fair value	6,573	539,000
Over five years, cost	14,146	1,160,000
Over five years, fair value	15,122	1,240,000
Cost	20,695	1,697,000
Fair Value	$ 21,695	¥ 1,779,000